Exhibit 99.3

TEJON RANCH CO. AND SUBSIDIARIES

Unaudited Pro Forma Information

Contents

Introduction	1
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2014	2
Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2014	3
Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2013	4

TEJON RANCH CO. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

On July 16, 2014, Tejon Ranch Co. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) disclosing that on July 15, 2014, Tejon Ranchcorp (“TRC”), a wholly-owned subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Agreement”), with DMB TMV LLC, (“DMB”), pursuant to which DMB agreed to sell its membership interest in Tejon Mountain Village LLC (“TMV LLC”) to TRC for $70,000,000 in cash (“Purchase Price”). The transaction contemplated by the Agreement closed simultaneously with the signing of the Agreement on July 15, 2014.

Pursuant to the Agreement, TRC paid DMB an initial payment of $10,000,000 in cash on July 15, 2014 and both parties executed an Assignment and Assumption of Membership Interest pursuant to which DMB transferred 100% of its membership interest in TMV LLC to TRC. TRC is required to pay DMB the remaining $60,000,000 of the Purchase Price on or before October 13, 2014, but has a one-time right to extend the final payment due date by thirty days. In the event TRC fails to pay the remaining $60,000,000 of the Purchase Price before the final payment due date (as such date may be extended), the Agreement, any related agreements and the transactions contemplated thereby will be void, DMB will continue to be a member of TMV LLC and DMB will have the right to retain the initial payment of $10,000,000.

The following unaudited pro forma condensed combined financial information of the Company presents the combined results of operations and financial position as they may have appeared had the acquisition and financing transactions described above occurred January 1, 2013.

The unaudited pro forma financial information are provided for illustrative purposes only and does not purport to present what the actual results of operations would have been had all the transactions actually occurred on the date indicated, nor does it purport to represent results of operations for any future period or financial position for any future date. This information does not reflect any cost savings or other benefits that may be obtained among the operations of the Company.

The unaudited pro forma combined financial information have been derived from and should be read together with the historical consolidated financial statements and notes of the Company and the historical financial statements of TMV LLC, both prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for the years ended December 31, 2013 and six months ended June 30, 2014.

TEJON RANCH CO. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

JUNE 30, 2014

($ in thousands)

	Tejon Ranch Co. Historical	TMV LLC Historical	Pro Forma Adjustments		Eliminations		Tejon Ranch Co. Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	1,898	365	12	A	—		2,275
Marketable securities - available for sale	52,844	—	—		—		52,844
Accounts receivable	4,958	—	—		—		4,958
Inventories	8,570	—	—		—		8,570
Prepaid expenses and other current assets	7,675	—	—		—		7,675
Deferred tax assets	637	—	—		—		637

Total Current Assets	76,582	365	12		—		76,959
Property and equipment - net depreciation	154,373	101,393	—				255,766
Investments in unconsolidated joint ventures	73,722	—	70,035	B	(101,548)	D	42,209
Long-term water assets	46,025	—	—		—		46,025
Long-term deferred tax assets	1,591	—	—		—		1,591
Other Assets	1,721	—	—		—		1,721

TOTAL ASSETS	354,014	101,758	70,047		(101,548)		424,271

LIABILITIES AND EQUITY
Current Liabilities:
Trade accounts payable	2,699	85	16	C			2,800
Accrued liabilities and other	2,545	195	—		—		2,740
Deferred income	792	—	—		—		792
Short term debt and current portion of long-term debt	10,439	—	—		—		10,439

Total Current Liabilities	16,475	280	16		—		16,771
Long-term debt, less current portion	4,338	—	70,000	E	—		74,338
Long-term deferred gains	2,248	—	—		—		2,248
Other liabilities	6,511	—	—		—		6,511
Pension liability	1,053	—	—		—		1,053

Total liabilities	30,625	280	70,016		—		100,921
Equity:
Tejon Ranch Co. Stockholders’ Equity
Common stock	10,293	—	—		—		10,293
Additional paid-in capital	211,930	101,548	—		(101,548)	D	211,930
Accumulated other comprehensive loss	(3,203)	—	—		—		(3,203)
Retained earnings	64,772	(70)	31				64,733

Total Tejon Ranch Co. Stockholers’ equity	283,792	101,478	31		(101,548)		283,753
Non-controlling interest	39,597						39,597

Total equity	323,389	101,478	31		(101,548)		323,350

TOTAL LIABILITIES AND EQUITY	354,014	101,758	70,047		(101,548)		424,271

A	Represents reversal of audit fees for stand alone TMV financials statements required by partnership.
B	Represents $70 million purchase of TMV interests and reversal of equity in losses related to TMV.
C	Represents tax effect of adjustments at effective tax rate of 34%.
D	Represents elimination of investment in TMV and related equity balance.
E	Represents debt incurred for purchase of TMV interest.

TEJON RANCH CO. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2014

($ in thousands, except for per share amounts)

	Tejon Ranch Co. Historical	TMV LLC Historical	Pro Forma Adjustments		Tejon Ranch Co. Pro Forma
Revenues:
Real Estate - commercial/industrial	5,495	—	—		5,495
Real Estate - resort/residential	587	—	—		587
Mineral resources	4,705	—	—		4,705
Farming	4,366	—	—		4,366

Total Revenues	15,153	—	—		15,153
Costs and Expenses:
Real Estate - commercial/industrial	6,647	—	—		6,647
Real Estate - resort/residential	1,573	70	(12)	A	1,631
Mineral resources	227	—	—		227
Farming	2,870	—	—		2,870
Corporate expenses	6,032	—	—		6,032

Total Expenses	17,349	70	(12)		17,407
Operating Income(Loss)	(2,196)	(70)	12		(2,254)
Other Income:
Income from water sales	3,179	—	—		3,179
Investment income	383	—	—		383
Other Income	47	—	—		47

Total Other Income	3,609	—	—		3,609
Income from operations before equity in earnings of unconsolidated joint ventures	1,413	(70)	12		1,355
Equity in earnings of unconsolidated joint ventures, net	1,586	—	35	B	1,621

Income before income tax expense(benefit)	2,999	(70)	47		2,976
Income tax expense(benefit)	1,020	—	16	C	1,036

Net Income	1,979	(70)	31		1,940
Net loss attributable to non-controlling interest	(8)	—	—		(8)

Net income attributable to common stockholders	1,987	(70)	31		1,948

Net income per share attributable to common stockholders, basic	0.10				0.09
Net income per share attributable to common stockholders, diluted	0.10				0.09

A	Represents reversal of audit fees for stand alone TMV financials statements required by partnership.
B	Represents reversal of equity in losses related to TMV.
C	Represents tax effect of adjustments at effective tax rate of 34%.

TEJON RANCH CO. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

($ in thousands, except for per share amounts)

	Tejon Ranch Co. Year ended Historical	TMV LLC Historical	Pro Forma Adjustments		Tejon Ranch Co. Pro Forma
Revenues:
Real Estate - commercial/industrial	11,148	—	—		11,148
Real Estate - resort/residential	1,266	—	—		1,266
Mineral resources	10,242	—	—		10,242
Farming	22,682	—	—		22,682

Total Revenues	45,338	—	—		45,338
Costs and Expenses:
Real Estate - commercial/industrial	12,902	—	—		12,902
Real Estate - resort/residential	3,351	117	(17)	A	3,451
Mineral resources	462	—	—		462
Farming	14,806	—	—		14,806
Corporate expenses	12,641	—	—		12,641

Total Expenses	44,162	117	(17)		44,262
Operating Income(Loss)	1,176	(117)	17		1,076
Other Income:
Investment income	941	—	—		941
Interest income(expense)	—	—	—		—
Other Income	66	—	—		66

Total Other Income	1,007	—	—		1,007
Income from operations before equity in earnings of unconsolidated joint ventures	2,183	(117)	17		2,083
Equity in earnings of unconsolidated joint ventures, net	4,006	—	59	B	4,065

Income before income tax expense(benefit)	6,189	(117)	76		6,148
Income tax expense(benefit)	2,086	—	24	C	2,110

Net Income	4,103	(117)	52		4,038
Net loss attributable to non-controlling interest	(62)	—	—		(62)

Net income attributable to common stockholders	4,165	(117)	52		4,100

Net income per share attributable to common stockholders, basic	0.21				0.20
Net income per share attributable to common stockholders, diluted	0.20				0.20

A	Represents reversal of audit and tax fees for stand alone TMV financials statements required by partnership.
B	Represents reversal of equity in losses related to TMV.
C	Represents tax effect of adjustments at effective tax rate of 31%.

4